UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56065	33-4429767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Piping Rock Road Locust Valley, New York	11560
(Address of Principal Executive Offices)	(Zip Code)

(516) 384-2577

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2025, following the shareholders meeting, the Company formally accepted Daniel Reshef’s resignation from his position as director with the Company. Accordingly, as of the date hereof, the board of directors of the Company consists of three directors, namely Emil Assentato, Craig Marshak, and Matthew Stark. The Company is engaged in a process of identifying and pursuing suitable additions to the board, if and as needed. The Company would like to thank Mr. Reshef for his time, contributions and support.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 20, 2025, the Company held its Annual Meeting of Shareholders. A total of 3,9111,537,617 common shares of the Company were voted at the Meeting, representing 66.71% of the outstanding Common Shares. The Company is pleased to report Shareholders voted in favor of all items of business before the Meeting, including the election of directors, appointment of the auditor and the Company’s proposed change of business, as all further set below:

1.	To elect the directors of the Company for the ensuing year. The final vote was as follows:

No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Emil Assentato	3,906,196,395 (99.86%)	5,341,222 (0.14%)
Craig Marshak	3,907,347,008 (99.89%)	4,190,609 (0.11%)
Daniel Reshef	1,015,282,722 (25.96%)	2,896,254,895 (74.04%)
Matthew Stark	3,906,230,359 (99.86%)	5,307,258 (0.14%)

All of the directors listed above were elected as directors at the meeting.

2.       To pass an ordinary resolution to approve the change of the Company’s business. The final vote was as follows:

No. of Shares
For	Against	Withheld	Broker Non Vote	Uncast
3,905,415,077 (99.8%)	3,655,510 (0.1%)	2,467,030 (0.1%)

3.        To approve named executive officer compensation (say on pay proposal). The final vote was as follows:

No. of Shares
For	Against	Withheld	Broker Non Vote	Uncast
3,826,106,227 (97.816%)	33,575,676 (0.858%)	51,855,714 (1.326%)

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4.       To approve the preferred frequency of stockholder advisory votes on executive compensation (say on frequency proposal). The final vote was as follows:

No. of Shares
One Year	Two Years	Three Years	Abstain	Broker Non Vote	Uncast
3,809,861,928 (97.401%)	10,735,035 (0.274%)	30,796,482 (0.787%)	60,144,172 (1.538%)

5.        To ratify the selection of the Company’s independent registered public accounting firm for the year ended December 31, 2025 and to authorize the directors to fix their remuneration. The final vote was as follows:

No. of Shares
For	Against	Withheld	Broker Non Vote	Uncast
3,906,693,118 (99.876%)	2,724,509 (0.054%)	2,724,509 (0.070%)		0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HANDS CORPORATION

Dated: November 26, 2025	By:	/s/ Emil Assentato
Emil Assentato
Chief Executive Officer

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